UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021 (June 10 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5115 East State Road 64, Bradenton, Florida	34208
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

6801 Energy Court, Suite 201 Sarasota, Florida 34240

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 10, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”), entered into an Amended and Restated Membership Interest Purchase Agreement (the “Restated Purchase Agreement”), by and among the Company, Richard T. Mason (“Mason”), G. Shayne Bench (“Bench”) and Trillium Healthcare Group, LLC, a Florida limited liability company (“Trillium”) to acquire all of the issued and outstanding ownership interests of Fairway Healthcare Properties, LLC (“FHP”) and Trillium Healthcare Consulting, LLC (together with FHP, the “Trillium Subsidiaries”) from Trillium (the “Transaction”). The Transaction closed and was effective June 10, 2021.

The Company previously entered into a Membership Interest Purchase Agreement with Mason, Bench and Trillium on January 29, 2021 (the “Original Purchase Agreement”) in connection with the Transaction, which the Company disclosed in a Current Report on Form 8-K it filed with the U.S. Securities and Exchange Commission (“SEC”) on February 2, 2021. The Company, Mason, Bench and Trillium previously entered into a certain First Amendment to the Original Purchase Agreement dated as of March 4, 2021, which the Company disclosed in a Current Report on Form 8-K it filed with the SEC on March 8, 2021. The Company, Mason, Bench and Trillium previously entered into a certain Second Amendment to the Original Purchase Agreement dated as of April 5, 2021, which the Company disclosed in a Current Report on Form 8-K it filed with the SEC April 8, 2021. The Company, Mason, Bench and Trillium previously entered into a certain Third Amendment to the Original Purchase Agreement dated as of April 29, 2021, which the Company disclosed in a Current Report on Form 8-K it filed with the SEC on May 5, 2021. The Company, Mason, Bench and Trillium previously entered into a certain Fourth Amendment to the Original Purchase Agreement dated as of May 27, 2021, which the Company disclosed in a Current Report on Form 8-K it filed with the SEC on May 28, 2021. The Restated Purchase Agreement revised certain terms and conditions set forth in the Original Purchase Agreement, as amended.

Pursuant to the terms and conditions of the Restated Purchase Agreement, the aggregate purchase price consists of: (i) a cash payment of $998,950.85, minus certain transaction related costs, fees and expenses set forth in the Restated Purchase Agreement and determined post-closing; (ii) 2.5M shares of the Company’s Series A Preferred Stock (the “Preferred Shares”); and (iii) shares of the Company’s common stock (“Common Shares”) having an aggregate value of $5,000,000, based on the stock price at the time of issuance, upon the earlier of an initial public offering by the Company or June 10, 2022. Trillium will have the right to acquire an additional 2,500,000 Common Shares during the two year period after the Transaction closes pursuant to a Business Development Agreement, a copy of which is attached hereto as Exhibit 10.1.

As a condition to closing, the Trillium Subsidiaries paid with cash on hand $1.2M to one of its landlord, CTR Partnership, L.P. (“CTR”), as an additional security deposit under a lease between Greenside Healthcare Properties, LLC, a wholly-owned subsidiary of FHP and CTR and $3M to Crete Plus Five Property, L.L.C. (“Omega,” and together with CTR, the “Landlords”) as a deposit on the Company’s purchase of 16 facilities on 14 properties (the “Properties”) currently being leased by FHP’s wholly-owned subsidiaries from Omega and its affiliates. The $3M deposit to Omega is non-refundable, and is subject to forfeiture if the purchase of the Properties is not closed by December 30, 2021. If the $3M deposit is forfeited, Trillium forfeits its right to receive $3M of the purchase price, first, from the cash payment mentioned in subsection (i) above, and second, from the value of common stock to be issued to Trillium mentioned in subsection (iii) above. In any event, no cash payments may be made to Trillium until the purchase of the Properties closes.

The Preferred Shares, with respect to rights on liquidation, winding up and dissolution, rank pari passu with the Common Shares. The holders of Preferred Shares have the right to cast one (1) vote for each Preferred Share held of record on all matters submitted to a vote of holders of the Common Shares, including the election of directors, and all other matters as required by law. The Preferred Shares are not convertible into Common shares at the election of the holder. However, the Preferred Shares do automatically convert into Common Shares at a one to one ratio two years from date of issuance. In lieu of converting the Preferred Shares, the holders thereof may elect to have the Company redeem one or more Preferred Shares at the redemption price of $1.00 per share two years from the date of issuance. The Company is required to issue the Preferred Shares to Trillium within 30 days after the purchase of the Properties closes. In connection with the issuance of the Preferred Shares, the Company will file a Certificate of Designation with the Nevada Secretary of State prior to such issuance.

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In connection with obtaining the Landlords’ consent to the Transaction, the Company entered into: (i) a guaranty agreement with each Landlord under which the Company agreed to guaranty all obligations and liabilities under master leases for property and facilities owned by the Landlords’ and their affiliates and leased by FHP’s direct and indirect wholly-owned subsidiaries; and (ii) a Consent Agreement and Fifth Amendment to Master Lease with Omega (the “Consent”) regarding the Properties. Under the terms of the Consent, until the earlier of the purchase of the Properties closes or the expiration of the master lease agreement for the Properties in 2027: (a) Mason and Bench must remain responsible for, and have authority over, the day to day management and operations of the Properties and related facilities; and (b) the Company may not make any payment, transfer or distribution of cash or any assets to one or more equity holders or any person or entity with possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, through the ownership of voting securities (an “Affiliate”), or return any capital, redemption of any security, or making or assumption of any loans, advances or extension of credit or capital contribution to, or any other investment in, any Affiliate, including, but not limited to, a fee for management, a payment for services rendered, a reimbursement for expenditures or overhead incurred on behalf of the Company or a payment on any debt of an Affiliate; provided, however, the Company may contribute or transfer cash or other assets to its, direct or indirect, wholly-owned subsidiaries, and pay reasonable cash compensation to the members of the Company’s Board of Directors and executive officers provided that such compensation does not in the aggregate, exceed $600,000 in any six month period.

The foregoing summary of the Restated Purchase Agreement and the Consent is qualified in its entirety by reference to the full text of the Restated Purchase Agreement and the Consent, which are attached hereto as Exhibits 2.1 and 10.5, respectively, and are incorporated herein by reference.

You are urged to read said exhibits attached hereto in their entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information set forth in Item 1.01 above and in Items 2.03, 3.02 and 8.01 below is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Items 1.01 and 2.01 above and in Items 3.02 and 8.01 below is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01, 2.01 and 2.03 above and Item 8.01 below is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As described earlier in this Report, following the effective time of the Transaction, the Trillium Subsidiaries, which are now the Company’s wholly-owned subsidiaries, will continue their pre-Transaction business and operations. Information regarding the Trillium Subsidiaries historic business is set forth below. For purposes of this Item 8.01, references to “we,” “us,” and “our” refer to the Trillium Subsidiaries and their direct and indirect wholly-owned subsidiaries on a consolidated basis:

Overview of Business

The Trillium Subsidiaries were organized under the laws of the State of Florida on February 9, 2012 for the purpose of acquiring and managing long term care facilities, such as skilled nursing facilities and assisted living centers.

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Since formation, we have acquired 26 facilities in 6 transactions, which primarily provide health care services for seniors that require daily care services. The facilities provide room and board, routine daily care services, post-acute care including rehabilitation and memory care.

A Skilled Nursing Facility is a state licensed and regulated in-patient rehabilitation and medical treatment center staffed with trained medical professionals. They provide the medically necessary services of licensed nurses, physical and occupational therapists, and speech pathologists.

The residents who come to our facilities receive skilled medical, respiratory, physical, occupational, and other therapies tailored to their individual needs. Trillium facilities are operated and staffed by registered nurses, licensed practical nurses, and other qualified personnel such as certified nursing assistants, physical and occupational therapists, and speech language pathologists. These specialized health care professionals are experienced in treating the frail and medically complex elderly residents and administering required medications and other therapies.

Our facilities provide 24/7 care for their residents.

We lease and operate 26 facilities in four states: Florida, Georgia, Iowa, and Nebraska with 1,685 total licensed beds (1,546 skilled nursing, 139 assisted living) and 36 independent living apartments. The breakdown by state is as follows: Florida – 1 skilled nursing facility; Georgia – 1 skilled nursing facility; Iowa – 16 skilled nursing facilities, 2 independent living centers and 1 assisted living centers; Nebraska – 4 skilled nursing facilities and 1 assisted living center.

Skilled nursing and assisted living facilities are regulated and licensed by each state’s licensing agency. The licensing agency is responsible for the administration of the Medicaid program, licensure and regulation of health facilities. Our skilled nursing facilities are also Medicare certified with Centers of Medicare and Medicaid Services (CMS).

Reimbursement rates are determined by CMS for Medicare and each state’s Medicaid program. These rates could be significantly affected by any future changes in Medicare or Medicaid reimbursement. To receive authorization to be admitted to a skilled nursing facility a resident must have a qualifying diagnosis and a doctor’s order from a physician.

Our plans include expansion into multiple states, and we will be subject to the regulations, licensure requirements and processes, and reimbursement rates in each of those states. Each state manages their own program requirements, regulations and reimbursement programs. Our projected financial plans in these expansion states could be impacted by any changes or barriers to entry in each of these states as they expand.

Market Analysis

According to the American Healthcare Association (“AHCA”), there are currently 15,655 Skilled Nursing Facilities in the U.S., with 1,700,000 total licensed beds. Average occupancy in skilled nursing facilities was 80.2% in 2019. There are 28,900 Assisted Living/Residential Care facilities, with 996,100 licensed beds. Average occupancy in assisted living facilities was 81.5% in 2019. In most states, the addition of any new skilled nursing beds requires a Certificate of Need (“CON”). The CON requirement is a barrier to increased/new competition.

Competition

Genesis Healthcare, Inc. headquartered in Kennett Square, PA operates nearly 400 skilled nursing centers and senior living communities in 26 states. Life Care Centers of America Inc. headquartered in Cleveland, TN operates or manages over 200 properties in 28 states. Ensign Group, Inc. locate in San Juan Capo, CA operates and manages 232 healthcare communities in 13 states.

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Competitive Strengths

We believe we have the following competitive strengths:

●	Our management team is deeply rooted in the communities that we serve, having relationships with multiple hospitals, physicians and other referral sources.

●	Members of the Company’s Board of Directors include highly skilled professionals with successful careers in scaling healthcare organizations.

●	By providing individualized, high quality care, our services deliver consistent clinical outcomes that enhance our residents’ quality of life.

Employees

We currently have 1,143 employees, 836 full time employees and 307 part time employees. Our management team consists of a Chief Operating Officer, Chief Nursing Officer, 2 Regional Directors of Operations and 5 Regional Nurse Consultants that manage the operations, clinical programs, financial operations and growth strategies.

Laws and Regulations

Health care operations are highly regulated by both state and federal government agencies. Regulation of health care services is an ever-evolving area of law that varies from jurisdiction to jurisdiction. Regulatory agencies generally have discretion to issue regulations and interpret and enforce laws and rules. Changes in applicable laws, statutes, regulations, and interpretive guidance occur frequently. In addition, government agencies may impose taxes, fees or other assessments upon us at any time.

We are also subject to certain state laws prohibiting the payment of remuneration for patient or business referrals and the provision of services where a financial relationship exists between a referring person or entity and the entity providing the service. Federal laws governing our activities include regulation under the Medicare and Medicaid programs. Federal fraud and abuse laws prohibit or restrict, among other things, the payment of remuneration to parties in a position to influence or cause the referral of patients or business, as well as the filing of false claims. Government enforcement authorities have become increasingly active in recent years in their review and scrutiny of various sectors of the health care industry.

Changes in or new interpretations of these laws could have an adverse effect on our methods and costs of doing business. Further, failure to comply with such laws could adversely affect the ability to continue to provide, or receive reimbursement for, our services, and could subject us and our officers and employees to civil and criminal penalties. There can be no assurance that we will not encounter regulatory impediments that could adversely affect the ability to open facilities or to expand the services currently planned to provide at the facilities.

HIPAA, HITECH Act, State Privacy Laws and Breach Notification Laws

HIPAA and the regulations adopted under HIPAA are intended to improve the portability and continuity of health insurance coverage and simplify the administration of health insurance claims and related transactions.

The HITECH Act modified certain provisions of HIPAA by, among other things, extending the privacy and security provisions to business associates, mandating new regulations around electronic health records, expanding enforcement mechanisms, and increasing penalties for violations.

On January 25, 2013, the U.S. Department of Health and Human Services (“HHS”), as required by the HITECH Act, issued the Final Omnibus Rules that provide final modifications to HIPAA rules to implement the HITECH Act.

The HITECH Act also contains a number of provisions that provide incentives for states to initiate certain programs related to health care and health care technology, such as electronic health records. While provisions such as these will not apply to us directly, states wishing to apply for grants under the HITECH Act, or otherwise participating in such programs, may impose new health care technology requirements on us through our expected contracts with state Medicaid agencies.

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All health plans are considered covered entities subject to HIPAA. HIPAA generally requires health plans, as well as their providers and vendors, to: (1) protect patient privacy and safeguard individually identifiable health information; and (2) establish the capability to receive and transmit electronically certain administrative health care transactions, such as claims payments, in a standardized format.

Specifically, the HIPAA Privacy Rule regulates use and disclosure of individually identifiable health information, known as “protected health information” (“PHI”). The HIPAA Security Rule requires covered entities to implement administrative, physical and technical safeguards to protect the security of electronic PHI. Certain provisions of the security and privacy regulations apply to business associates (entities that handle PHI on behalf of covered entities), and business associates are subject to direct liability for violation of these provisions. Furthermore, a covered entity may be subject to penalties as a result of a business associate violating HIPAA, if the business associate is found to be an agent of the covered entity.

Covered entities must report breaches of unsecured PHI to affected individuals without unreasonable delay, but not to exceed 60 days of discovery of the breach by a covered entity or its agents. Notification must also be made to HHS and, in certain situations involving large breaches, to the media. HHS is required to publish on its website a list of all covered entities that report a breach involving more than 500 individuals. All non-permitted uses or disclosures of unsecured PHI are presumed to be breaches unless the covered entity or business associate establishes that there is a low probability the information has been compromised. Various state laws and regulations may also require us to notify affected individuals in the event of a data breach involving individually identifiable information.

HIPAA violations by covered entities may result in civil and criminal penalties. Covered entities could face civil monetary penalties up to an annual maximum of $1.5 million for uncorrected violations based on willful neglect. HHS enforces the regulations and performs audits to confirm compliance. Investigations of violations that indicate willful neglect, for which penalties are mandatory, are statutorily required. HHS may also resolve HIPAA violations through informal means, such as allowing a covered entity to implement a corrective action plan, but HHS has the discretion to move directly to impose monetary penalties and is required to impose penalties for violations resulting from willful neglect. In addition, state attorneys general are authorized to bring civil actions seeking either injunctions or damages in response to violations of HIPAA privacy and security regulations that threaten the privacy of state residents.

We enforce a HIPAA compliance plan, which complies with the HIPAA privacy and security regulations. We also have dedicated resources to monitor compliance with our HIPAA compliance program.

We, our providers, and certain of our vendors are also subject to numerous other privacy and security laws and regulations at the federal and state levels. Trillium remains subject to any federal or state privacy-related laws that are more restrictive than the privacy regulations issued under HIPAA. These laws vary and violations may result in additional penalties.

Fraud and Abuse Laws. Federal and state enforcement authorities have prioritized the investigation and prosecution of health care fraud, waste and abuse. Fraud, waste and abuse prohibitions encompass a wide range of operating activities, including kickbacks or other inducements for referral of members, billing for unnecessary medical services by a provider and improper marketing and violation of patient privacy rights. Companies involved in public health care programs such as Medicaid and Medicare are required to maintain compliance programs to detect and deter fraud, waste and abuse, and are often the subject of fraud, waste and abuse investigations and audits. The regulations and contractual requirements applicable to participants in these public-sector programs are complex and subject to change. Although we have carefully structured a compliance program in an effort to meet all statutory and regulatory requirements, our policies and procedures will be continuously under review and subject to updates and our training and education programs will always be evolving. We intend to invest significant resources towards our compliance efforts.

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False Claims Act. We are subject to federal and state laws and regulations that apply to the submission of information and claims to various agencies. For example, the federal False Claims Act provides, in part, that the federal government may bring a lawsuit against any person or entity who it believes has knowingly presented, or caused to be presented, a false or fraudulent request for payment from the federal government, or who has made a false statement or used a false record to get a claim approved. The federal government has taken the position that claims presented in violation of the federal anti-kickback statute may be considered a violation of the federal False Claims Act. Violations of the False Claims Act are punishable by treble damages and penalties of up to a specified dollar amount per false claim. In addition, a special provision under the False Claims Act allows a private person (for example, a “whistleblower” such as a disgruntled former associate, competitor or member) to bring an action under the False Claims Act on behalf of the government alleging that an entity has defrauded the federal government and permits the private person to share in any settlement of, or judgment entered in, the lawsuit. A number of states, including Florida, have adopted false claims acts that are similar to the federal False Claims Act.

Medicare and Medicaid Regulations. As a provider of services under the Medicare and Medicaid programs (the “Programs”), we are subject to federal and state laws and regulations governing reimbursement procedures and practices. These laws include the Medicare and Medicaid fraud and abuse statutes and regulations which, among other provisions, prohibit the payment or receipt of any form of remuneration in return for referring business or patients to providers for which payments are made by a governmental health care program. Violation of these laws may result in civil and criminal penalties, including substantial fines, loss of the right to participate in the Programs and imprisonment of responsible individuals. In addition, HIPAA expanded the federal government’s fraud and abuse enforcement powers. Among other provisions, HIPAA expands the federal government’s authority to prosecute fraud and abuse beyond Medicare and Medicaid to all payors; makes exclusion from the Programs mandatory for a minimum of five years for any felony conviction relating to fraud; requires that organizations contracting with another organization or individual take steps to be informed as to whether the organization or individual is excluded from Medicare and Medicaid participation; and enhances civil penalties by increasing the amount of fines permitted. These laws also include a prohibition on referrals contained in the Omnibus Budget Reconciliation Act of 1989 (“Stark I”), which prohibits referrals by physicians to clinical laboratories where the physician has a financial interest, and further prohibitions contained in the Omnibus Budget Reconciliation Act of 1993 (“Stark II”), which prohibits such referrals for a more extensive range of services, including durable medical equipment. Various federal and state laws impose civil and criminal penalties against participants in the Programs who make false claims for payment for services or otherwise engage in false billing practices.

Many state laws prohibit the payment or receipt or the offer of anything of value in return for, or to induce, a referral for health care goods or services. In addition, there are several other statutes that, although they do not explicitly address payments for referrals, could be interpreted as prohibiting the practice. While similar in many respects to the federal laws, these state laws vary from state to state, are often vague and have sometimes been interpreted inconsistently by courts and regulatory agencies. Private insurers and various state enforcement agencies have also increased their scrutiny of health care providers’ practices and claims.

There can be no assurance that we will not become the subject of a regulatory or other investigation or proceeding or that our interpretations of applicable health care laws and regulations will not be challenged. The defense of any such challenge could result in substantial cost to us, diversion of management’s time and attention, and could have a material adverse effect on our company.

The Social Security Act, as amended by HIPAA, provides for the mandatory exclusion of providers and related persons from participation in the Programs if the individual or entity has been convicted of a criminal offense related to the delivery of an item or service under the Programs or relating to neglect or abuse of patients. Further, individuals or entities may be, but are not required to be, excluded from the Programs in circumstances including, but not limited to, convictions relating to fraud; obstruction of an investigation of a controlled substance; license revocation or suspension; filing claims for excessive charges or unnecessary services or failure to furnish medically necessary services; or ownership or control by an individual who has been excluded from the Programs, against whom a civil monetary penalty related to the Programs has been assessed, or who has been convicted of a crime described in this section. The illegal remuneration provisions of the Social Security Act make it a felony to solicit, receive, offer to pay, or pay any kickback, bribe, or rebate in return for referring a patient for any item or service, or in return for purchasing, leasing or ordering any good, service or item, for which payment may be made under the Programs. Other provisions in HIPAA proscribe false statements in billing and in meeting reporting requirements and in representations made with respect to the conditions or operations of providers. A violation of the illegal remuneration statute is a felony and may result in the imposition of criminal penalties, including imprisonment for up to five years and/or a fine of up to $25,000. Further, a civil action to exclude a provider from participation in the Programs could occur. There are also other civil and criminal statutes applicable to the industry, such as those governing false billings and the health care/services offenses contained in HIPAA, including health care/services fraud, theft or embezzlement, false statements and obstruction of criminal investigation of offenses. Criminal sanctions for these health care criminal offenses can be severe, including imprisonment for up to twenty years.

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Environmental Matters

Medical facilities are subject to a wide variety of federal, state and local environmental and occupational health and safety laws and regulations, such as air and water quality control requirements, waste management requirements and requirements for training employees in the proper handling and management of hazardous materials and wastes. Trillium facility operations include, but are not limited to, the handling, use, storage, transportation, disposal and/or discharge of hazardous, toxic, infectious, flammable and other hazardous materials, waste, pollutants or contaminants. These activities may result in injury to individuals or damage to property or the environment and may result in legal liability damages, injunctions, fines, penalties or other governmental agency actions.

Properties

We lease 24 properties under two master lease agreements. The master lease with Omega accounts for 14 properties consisting of 16 facilities; 11 skilled nursing facilities, 3 assisted living facilities, and 2 independent living facilities. We also have a lease with CTR which accounts for 10 properties with 10 facilities, all of which are skilled nursing facilities. The master lease with Omega was entered into on May 13, 2015, with an initial lease term that expires on May 31, 2027. The Omega lease provides for two 10-year renewal options. The master lease with CTR was entered into on August 16, 2019, with an initial lease term that expires on November 30, 2030. The CTR lease provides for two 5-year renewal options. Our leased properties include the following:

Florida Operations

●	Rehabilitation Center at Park Place, LLC

○	DBA – Rehab Center at Park Place
○	1717 W Avery St Pensacola, FL 32501
○	Skilled Nursing Facility – 118 beds

Georgia Operations

●	Premier Estates of Dublin, LLC

○	CBA - Shamrock Nursing and Rehabilitation Center
○	1634 Telfair St Dublin, GA 31021
○	Skilled Nursing Facility – 105 beds

Nebraska Operations

●	Premier Estates of Pierce, LLC

○	515 East Main St Pierce, NE 68767
○	Skilled Nursing Facility – 75 beds

●	Premier Estates of Pawnee, LLC

○	438 12th Pawnee City, NE 68420
○	Skilled Nursing Facility – 64 beds

●	Premier Estates of Kenesaw, LLC

○	100 W Elm St Kenesaw, NE 68956
○	Skilled Nursing Facility – 76 beds

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●	North Platte Premier Estates, LLC

○	2895 West E. St North Platte, NE 69101
○	Assisted Living Facility – 52 beds

●	North Platte Care Center, LLC

○	2900 West E St, North Platte, NE 69101
○	Skilled Nursing Facility – 71 beds

Iowa Operations

●	Premier Estates 511, LLC

○	DBA – Cedar Falls Health Care Center
○	1728 West 8th St. Cedar Falls, IA 50613
○	Skilled Nursing Facility – 82 beds

●	Crest Haven Care Center, LLC

○	1000 E. Howard St. Creston, IA 50801
○	Skilled Nursing Facility – 40 beds

●	Premier Estates 502, LLC

○	DBA – Grandview Health Care Center
○	508 2nd St NE Dayton, IA 50530
○	Skilled Nursing Facility – 46 beds

●	Premier Estates 504, LLC

○	DBA – Grundy Care Center
○	102 East J Ave Grundy Center, IA 50638
○	Skilled Nursing Facility – 40 beds

●	Premier Estates 506, LLC

○	DBA – Iowa City Rehab and Health Care Center
○	3661 Rochester Ave Iowa City, IA 52245
○	Skilled Nursing Facility – 89 Beds

●	Premier Estates 507, LLC

○	DBA – Lenox Care Center
○	111 E Van Buren Lenox, IA 50851
○	Skilled Nursing Facility – 46 beds

●	New Hampton Care Center, LLC

○	DBA – Linn Haven Rehab and Healthcare
○	530 S. Linn Ave New Hampton, IA 50659
○	Skilled Nursing Facility – 70 beds

●	Premier Estates of Muscatine, LLC

○	3440 Mulberry Ave Muscatine, IA 52761
○	100 Skilled Nursing Beds
○	18 Independent Living beds

●	Premier Estates 508, LLC

○	DBA – Osage Rehab and Health Care Center
○	830 South Fifth St Osage, IA 50461
○	Skilled Nursing Facility – 46 beds

●	Premier Estates of Toledo, LLC

○	403 Grandview Dr Toledo, IA 52342
○	75 Skilled Nursing beds
○	18 Independent Living beds

●	Sunny Knoll Care Center, LLC

○	135 Warner St Rockwell City, IA 50579
○	Skilled Nursing Facility – 38 beds

●	Premier Estates 510, LLC

○	DBA – Casa De Paz Health Center
○	2121 West 19th St Sioux City, IA 51103
○	Skilled Nursing Facility – 71 beds

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●	Premier Estates 503, LLC

○	DBA – Denison Care Center
○	1202 Ridge Rd Denison, IA 51442
○	Skilled Nursing Facility – 46 beds

●	Elmwood Care Center, LLC

○	222 15th St Onawa, IA 51040
○	Skilled Nursing Facility – 54 beds

●	Elmwood Premier Estates, LLC

○	190 15th St Onawa, IA 51040
○	Assisted Living Facility – 48 beds

●	Premier Estates 509, LLC

○	DBA – Garden View Care Center
○	1200 West Nishna Ra Shenandoah, IA 51601
○	Skilled Nursing Facility – 90 beds

●	Premier Estates 505, LLC

○	DBA – Pleasant Acres Care Center
○	309 Railroad St Hull, IA 51239
○	Skilled Nursing Facility – 60 beds

●	Rock Rapids Care Center, LLC

○	703 S. Union St Rock Rapids, IA 51246
○	Skilled Nursing Facility – 44 beds

●	Rock Rapids Premier Estates, LLC

○	1510 S Carroll Ave Rock Rapids, IA 51246
○	Assisted Living Facility – 39 beds

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company intends to file the financial statements of the Trillium Subsidiaries required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(d) Exhibits.

Exhibit Number	Description
2.1	Amended and Restated Membership Interest Purchase Agreement by and among Assisted 4 Living, Inc., Richard T. Mason, G. Shayne Bench and Trillium Healthcare Group, LLC, dated as of June 10, 2021.

10.1	Business Development Agreement by and between Assisted 4 Living, Inc. and Richard T. Mason and G. Shayne Bench, dated as of June 10, 2021.

10.2	Master Lease by and between CTR Partnership, L.P. and Greenside Healthcare Properties, LLC, entered into on August 16, 2019.

10.3	Consent Agreement and Amendment to Master Lease by and between CTR Partnership, L.P. and Greenside Healthcare Properties, LLC, entered into on June 10, 2021.

10.4	Master Lease by and between Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C. and IANE Properties I, LLC and IANE Properties II, LLC, entered into on May 13, 2015; as amended pursuant to the First Amendment to Master Lease entered into on September 6, 2019, the Second Amendment to Master Lease entered into on October 7, 2019, Third Amendment to Master Lease entered into on January 1, 2020 and Fourth Amendment to Master Lease entered into on July 22, 2020.

10.5	Consent Agreement and Fifth Amendment to Master Lease by and between Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C. and IANE Properties I, LLC and IANE Properties II, LLC, entered into on June 10, 2021; which is acknowledged and joined by Assisted 4 Living, Inc.

10.6	Guaranty of Master Lease given by Assisted 4 Living, Inc. in favor of CTR Partnership L.P., effective as of June 10, 2021.

10.7	Unconditional Guaranty of Lease given by Assisted 4 Living, Inc. to Crete Plus Five Property, L.L.C., Iowa Lincoln County Property, L.L.C., Muscatine Toledo Properties, L.L.C. and Avery Street Property, L.L.C., dated as of June 10, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 16, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO

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